Exhibit 10.3
EIGHTH AMENDMENT
     EIGHTH AMENDMENT dated as of July 19, 2021 (this “Agreement”) to the Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended by that certain First Amendment dated as of August 5, 2016, that certain Second Amendment dated as February 21, 2017, that certain Third Amendment dated as of August 22, 2017, that certain Fourth Amendment dated as of September 22, 2017, that certain Fifth Amendment dated as of April 2, 2018, that certain Sixth Amendment dated as of November 22, 2019, that certain Seventh Amendment dated as of May 21, 2021 and as further amended, restated, supplemented or otherwise modified to date, the “Credit Agreement”), by and among ASGN Incorporated, a Delaware corporation (the “Borrower”), each Lender party from time to time thereto (including, without limitation, each Lender executing an Authorization (as defined below)), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

    WHEREAS the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to the Borrower.

WHEREAS the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.    Amendments to the Credit Agreement.
(a)    Section 2.05(b)(ii) of the Credit Agreement is amended by amending and restating such clause (ii) thereof in its entirety as follows:
“(ii)     Dispositions.    If the Borrower or any of its Subsidiaries Disposes of any property (other than any Disposition of any property permitted by subsections (a) through (i) or subsection (k) of Section 7.05 and any Disposition of property as a result of an Insurance and Condemnation Event) which results in the realization by such Person of Net Cash Proceeds in excess of $5,000,000, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds not later than two Business Days after receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (vii) below); provided, however, that with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(ii), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of the required payment under this Section 2.05(b)(ii)), the Borrower or such Subsidiary may reinvest such Net Cash Proceeds for Permitted Acquisitions after the Restatement Date or in fixed assets so long as such Permitted Acquisition or reinvestment is made within 365 days after the receipt of such Net Cash Proceeds, or in the event that the Borrower or such Subsidiary has entered into a legal binding commitment to make such Permitted Acquisition or reinvestment, within 540 days of the receipt of such Net Cash Proceeds; and provided further, however, that any Net Cash Proceeds not so reinvested or committed to be reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii).”
(b)    Section 2.05(b)(iv) of the Credit Agreement is amended by amending and restating such clause (iv) thereof in its entirety as follows:
“(iv)    Insurance and Condemnation Events. If any Insurance and Condemnation Event occurs, which results in the realization by the Borrower or any of its Subsidiaries of Net Cash Proceeds in excess of $5,000,000, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds not later than two Business Days after receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (vii) below); provided, however, that with respect to any Net Cash Proceeds realized as a result of an Insurance and Condemnation Event described in this Section 2.05(b)(iv), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of the required payment under this Section 2.05(b)(iv)), the Borrower or such Subsidiary may reinvest such Net Cash Proceeds for Permitted Acquisitions after the Restatement Date or in fixed assets so long as such Permitted Acquisition or reinvestment is made within 365 days after the receipt of such Net Cash Proceeds, or in the event that the Borrower or such Subsidiary has entered into a legal binding commitment to make such Permitted Acquisition or reinvestment, within 540 days of the receipt of such Net Cash Proceeds; and provided further, however, that any Net Cash Proceeds not so reinvested or committed to be reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iv).”
(c)    Section 7.05 of the Credit Agreement is amended by amending and restating clause (j) thereof as follows:
“(j)    Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of any such Disposition and after giving effect to such Disposition, no Default shall exist, (ii) any such Disposition is for at least fair market value, (iii) not less than 75% of the purchase price for any such Disposition shall be paid to the Borrower or such Subsidiary in cash and/or Cash Equivalents, and (iv) after giving effect to such Disposition, the Borrower shall be in pro forma compliance with the Debt Incurrence Test and Section 7.11 (in each case, regardless of whether a Suspension Period is in effect at such time and determined at the time each such Disposition is made based on the financial statements most recently delivered to the Administrative Agent pursuant to Section 6.01(a) or Section 6.01(b), as applicable, and after giving pro forma effect to each such Disposition and after giving effect to any then applicable Secured Leverage Ratio Increase)); and”
3.    Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Effective Date”):

(a)    the Administrative Agent shall have received (i) an executed signature page to this Agreement or a written authorization directing the Administrative Agent to execute this Agreement on its behalf (each, an “Authorization”) from Lenders that constitute Required Lenders and (ii) an executed signature page to this Agreement from the Borrower;

(b)    the Administrative Agent shall have received counterparts of the Acknowledgment and Reaffirmation attached hereto executed by each Subsidiary Guarantor;

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(c)    each of the Administrative Agent and Wells Fargo Securities, LLC (“WFS”) shall have been paid or reimbursed for all fees and reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this Agreement, including, without limitation and without duplication, (i) those set forth in the letter agreement dated as of June 30, 2021 among WFS, Wells Fargo Bank, National Association and the Borrower and (ii) the reasonable and documented fees, disbursements and other charges of one counsel for the Administrative Agent and its Affiliates, in each case, to the extent invoiced at least one (1) Business Day prior to the Effective Date (or set forth in a funds flow or settlement statement approved by the Borrower);

(d)    the Borrower shall have paid to WFS a fee equal to 0.10% of the aggregate outstanding principal amount of Term Loans and Revolving Credit Commitments held (as reflected in the Register as of such date and time) by all Lenders that have provided (and not withdrawn) their consent to this Agreement (collectively, the “Consenting Lenders”) on or prior to 3:00 p.m., New York City time, on July 14, 2021, which fee shall be paid to WFS, for the account of the Consenting Lenders, and WFS shall further distribute such fee to the Consenting Lenders on pro rata basis determined based on each Consenting Lender’s respective percentage of all Term Loans and Revolving Credit Commitments held by Consenting Lenders as of such date and time (as reflected in the Register); and

    (e)    each of the representations and warranties set forth in this Agreement and the Acknowledgment and Reaffirmation shall be true and correct.
Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender that has signed this Agreement or an Authorization shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
4.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Without limiting the generality of the foregoing, the execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit

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Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement.

5.    Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of the Borrower, (d) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) after giving effect to this Agreement, each of the representations and warranties made by it in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Effective Date as if made on and as of the Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) after giving effect to this Agreement, no Default shall have occurred and be continuing.

    6.    Reaffirmation. By its execution hereof, Borrower hereby expressly (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

    7.    Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

8.    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
    9.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
    10.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:    ASGN INCORPORATED, as Borrower

By: /s/ James L. Brill
Name: James L. Brill
Title: Treasurer

ASGN Incorporated
Eighth Amendment
Signature Page

ADMINISTRATIVE AGENT:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Jamie Chen
Name: Jamie Chen
Title: Senior Vice President

ASGN Incorporated
Eighth Amendment
Signature Page

REVOLVING CREDIT LENDERS:    BANK OF AMERICA, N.A., as a Lender

By: /s/ John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

        CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Benjamin Lucas
Name: Benjamin Lucas
Title: Vice President

        FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Peter Samboul
Name: Peter Samboul
Title: Managing Director

        MUFG Union Bank, N.A., as a Lender

By: /s/ Meng Zhang
Name: Meng Zhang
Title: Vice President

        JPMORGAN CHASE BANK N.A., as a Lender

By: /s/ Kenneth Wong
Name: Kenneth Wong
Title: Vice President

        TRUIST BANK, as a Lender

By: /s/ David Miller
Name: David Miller
Title: Director

ASGN Incorporated
Eighth Amendment
Signature Page

        U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Glenn Leyrer
Name: Glenn Leyrer
Title: Vice President

        FirstBank Puerto Rico d/b/a FirstBank Florida, as a Lender

By: /s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking

ASGN Incorporated
Eighth Amendment
Signature Page

AUTHORIZATION AND CONSENT – TERM B LENDERS

ASGN Incorporated Eighth Amendment

Wells Fargo Bank, National Association,
as Administrative Agent under the Credit Agreement (as defined below)
MAC D1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Re:    Eighth Amendment to be dated on or about July 19, 2021 (the “Amendment”) by and among ASGN Incorporated, a Delaware corporation (the “Company”), the lenders from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among, the Company, the Lenders and the Administrative Agent. All capitalized undefined terms used in this Authorization and Consent shall have the meanings assigned thereto in the Amendment.

This Authorization and Consent acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the ASGN Incorporated SyndTrak Online workspace or otherwise distributed to us. By executing this Authorization and Consent, we hereby approve the Amendment and authorize the Administrative Agent to execute and deliver the Amendment on our behalf.

Each financial institution purporting to be a Lender and executing this Authorization and Consent agrees or reaffirms that it shall be a party to the Amendment and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement and agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement.

[Insert name of applicable fund or financial institution] By: Name: Title:

ACKNOWLEDGMENT AND REAFFIRMATION

July 19, 2021

    By its execution hereof, each Subsidiary Guarantor hereby expressly (a) represents and warrants that (i) it has the corporate or limited liability company, as applicable, power and authority to execute, deliver and perform this Acknowledgment and Reaffirmation, (ii) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Acknowledgment and Reaffirmation, (iii) this Acknowledgment and Reaffirmation has been duly executed and delivered on behalf of such Person, and (iv) this Acknowledgment and Reaffirmation constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (b) consents to the Eighth Amendment dated as of the date hereof, by and among ASGN Incorporated, a Delaware corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Agreement”; all capitalized undefined terms used herein shall have the meanings assigned in the Agreement and if not defined in the Agreement, shall have the meanings assigned thereto in the Credit Agreement) and (c) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect. In furtherance of the foregoing, each Subsidiary Guarantor (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that the Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

[Signature Page Follows]

SUBSIDIARY GUARANTORS:    CREATIVE CIRCLE, LLC

By:    ASGN Incorporated, as sole member

By: /s/ James L. Brill
Name: James L. Brill
Title: Treasurer

CYBERCODERS, INC.

By: /s/ Jennifer Hankes Painter
Name: Jennifer Hankes Painter
Title:     Secretary

APEX SYSTEMS, LLC
OXFORD GLOBAL RESOURCES, LLC

By: /s/ James L. Brill
Name: James L. Brill
Title:     Treasurer

CYBERCODERS STAFFING SERVICES, LLC

By:    CyberCoders, Inc., as sole member

By: /s/ Jennifer Hankes Painter
Name: Jennifer Hankes Painter
Title: Secretary

ASGN Incorporated
Eighth Amendment Acknowledgment/Reaffirmation
Signature Page

ECS FEDERAL, LLC

By: /s/ James L. Brill
Name: James L. Brill
Title:     Treasurer

INFORELIANCE LLC

By:    ECS Federal, LLC, as sole member

By: /s/ James L. Brill
Name: James L. Brill
Title: Treasurer

INTEGRATED SOLUTIONS MANAGEMENT, INC.

By: /s/ James L. Brill
Name: James L. Brill
Title:     Treasurer

SKYRIS LLC

By: /s/ James L. Brill
Name: James L. Brill
Title:     Treasurer

DHA GROUP, INC.

By: /s/ James L. Brill
Name: James L. Brill
Title:     Treasurer

DHA AMERICAN OPERATIONS, LLC

By: /s/ Jennifer Hankes Painter
Name: Jennifer Hankes Painter
Title:     Manager
ASGN Incorporated
Seventh Amendment Acknowledgment/Reaffirmation
Signature Page

LEAPFROG SYSTEMS, INC.

By: /s/ Jennifer Hankes Painter
Name: Jennifer Hankes Painter
Title:     Secretary

ASGN Incorporated
Seventh Amendment Acknowledgment/Reaffirmation
Signature Page